                                                                    EXHIBIT 31.2

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                         OF NEWFIELD EXPLORATION COMPANY
                 PURSUANT TO 15 U.S.C. SECTION 7241, AS ADOPTED
                         PURSUANT TO SECTION 302 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Terry W. Rathert, certify that:

         1. I have reviewed the accompanying quarterly report on Form 10-Q for the quarterly period ended September 30, 2003 of Newfield Exploration Company ("Registrant");

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements and other financial information included in this report fairly present in all material respects the financial condition, results of operations and cash flows of Registrant as of, and for, the periods presented in this report;

         4. Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Registrant and have:

                      a. designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision to ensure that material information relating to Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                      b. evaluated the effectiveness of Registrant's disclosure controls and procedures as of the end of the period covered by this report;

                      c. presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the end of the period covered by this report;

         5. Registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to Registrant's auditors and the audit committee of Registrant's Board of Directors (or persons performing the equivalent functions):

                      a. all significant deficiencies in the design or operation of internal controls which could adversely affect Registrant's ability to record, process, summarize and report financial data and have identified for Registrant's auditors any material weaknesses in internal controls; and

                      b. any fraud, whether or not material, that involves management or other employees who have a significant role in Registrant's internal controls; and

         6. Registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 10, 2003              /s/ TERRY W. RATHERT
                                     -------------------------------------------
                                     Terry W. Rathert
                                     Vice President and Chief Financial Officer